Document and Entity Information	12 Months Ended
Dec. 31, 2011
Document Information [Line Items]
Document Type	20-F
Amendment Flag	false
Document Period End Date	Dec 31, 2011
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY
Trading Symbol	CCSC
Entity Registrant Name	COUNTRY STYLE COOKING RESTAURANT CHAIN CO., LTD.
Entity Central Index Key	0001499934
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	No
Entity Current Reporting Status	Yes
Entity Filer Category	Accelerated Filer
Entity Common Stock, Shares Outstanding	103,844,239

CONSOLIDATED BALANCE SHEETS In Thousands, unless otherwise specified	Dec. 31, 2011 USD ($)	Dec. 31, 2011 CNY	Dec. 31, 2010 CNY
Current assets:
Cash and cash equivalents	$ 52,042	327,546	612,583
Short-term investments	30,188	190,000	734
Due from related parties	16	100	100
Inventories	7,697	48,442	24,951
Prepaid rent	1,696	10,674	6,569
Prepaid expenses and other current assets	2,396	15,078	16,155
Deferred income taxes-current	511	3,216	639
Total current assets	94,546	595,056	661,731
Property and equipment, net	47,367	298,125	188,699
Goodwill	956	6,019	6,286
Deferred income taxes-non current	775	4,879	3,067
Deposits for leases	2,653	16,695	10,020
Total assets	146,297	920,774	869,803
Current liabilities:
Accounts payable	6,944	43,702	34,204
Deferred revenue	684	4,303	2,824
Due to related parties	0	0	560
Accrued payroll	3,617	22,764	15,292
Income taxes payable	2,789	17,554	6,526
Other current liabilities	5,525	34,778	31,013
Total current liabilities	19,559	123,101	90,419
Deferred rent-non current	2,480	15,610	8,871
Prepaid subscription	62	391	678
Advance receipts from depositary bank	599	3,768	3,743
Total liabilities	22,700	142,870	103,711
Equity:
Ordinary shares, par value $0.001, 1,000,000,000 shares authorized, 103,080,000 and 103,844,239 shares issued and outstanding as of December 31, 2010 and 2011, respectively	118	741	736
Additional paid in capital	111,695	702,995	682,577
Retained earnings	13,097	82,432	89,382
Accumulated other comprehensive loss	(1,313)	(8,264)	(6,603)
Total equity	123,597	777,904	766,092
Total liabilities and equity	$ 146,297	920,774	869,803

CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	Dec. 31, 2011	Dec. 31, 2010
Ordinary shares, par value	$ 0.001	$ 0.001
Ordinary shares, shares authorized	1,000,000,000	1,000,000,000
Ordinary shares, shares issued	103,844,239	103,080,000
Ordinary shares, shares outstanding	103,844,239	103,080,000

CONSOLIDATED STATEMENTS OF OPERATIONS In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011 USD ($)	Dec. 31, 2011 CNY	Dec. 31, 2010 CNY	Dec. 31, 2009 CNY
Revenue - restaurant sales	$ 161,991	1,019,553	745,939	494,459
Restaurant expenses:
Food and paper	76,881	483,879	351,422	239,357
Restaurant wages and related expenses	27,229	171,375	119,052	76,890
Restaurant rent expense	15,285	96,200	64,284	38,546
Restaurant utilities expense	10,427	65,626	46,746	31,073
Other restaurant operating expenses	8,669	54,563	33,106	28,774
Selling, general and administrative	10,719	67,465	32,330	13,360
Pre-opening expenses	2,541	15,993	5,906	0
Depreciation	6,081	38,274	21,288	10,999
Impairment charges	1,016	6,396	2,087	0
Total operating expenses	158,848	999,771	676,221	438,999
Income from operations	3,143	19,782	69,718	55,460
Interest income	2,737	17,226	3,465	758
Foreign exchange gain (loss)	(2,457)	(15,466)	(2,715)	3
Other income	1,494	9,403	6,893	490
Income before income taxes	4,917	30,945	77,361	56,711
Income tax expenses	(6,021)	(37,895)	(14,551)	(11,632)
Net income (loss)	(1,104)	(6,950)	62,810	45,079
Dividend on Series A convertible preferred shares	0	0	0	(3,946)
Distribution to Founders	0	0	0	(3,454)
Net income (loss) attributable to ordinary shareholders	$ (1,104)	(6,950)	62,810	37,679
Basic net income (loss) per share	$ (0.01)	(0.07)	0.73	0.47
Diluted net income (loss) per share	$ (0.01)	(0.07)	0.71	0.47
Basic weighted average ordinary shares outstanding	103,584,016	103,584,016	68,124,712	56,000,000
Diluted weighted average ordinary shares outstanding	103,584,016	103,584,016	70,503,794	80,000,000

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY (DEFICIT) AND COMPREHENSIVE INCOME In Thousands, except Share data	Total USD ($)	Total CNY	Ordinary Shares CNY	Additional Paid in Capital CNY	Retained Earnings (Accumulated Deficit) CNY	Accumulated Other Comprehensive Loss CNY	Comprehensive Income CNY
Beginning balance at Dec. 31, 2008		(6,858)	420	5,866	(11,107)	(2,037)
Beginning balance (in shares) at Dec. 31, 2008			56,000,000
Net income (loss)		45,079	0	0	45,079	0	45,079
Distribution to Founders (in shares)			0
Distribution to Founders		(3,454)	0	0	(3,454)	0
Dividend declared on Series A convertible preferred shares		(3,946)	0	0	(3,946)	0
Foreign currency translation adjustments		(3)	0	0	0	(3)	(3)
Comprehensive Income							45,076
Ending balance at Dec. 31, 2009		30,818	420	5,866	26,572	(2,040)
Ending balance (in shares) at Dec. 31, 2009			56,000,000
Net income (loss)		62,810	0	0	62,810	0	62,810
Conversion of Series A convertible preferred shares (in shares)			24,000,000
Conversion of Series A convertible preferred shares		96,949	161	96,788	0	0
Issuance of ordinary shares upon completion of initial public offering (in shares)			23,000,000
Issuance of ordinary shares upon completion of initial public offering		573,820	154	573,666	0	0
Issuance of ordinary shares upon exercise of options and vesting of restricted shares (in shares)			80,000
Issuance of ordinary shares upon exercise of options and vesting of restricted shares		538	1	537	0	0
Share-based compensation (in shares)			0
Share-based compensation		5,720	0	5,720	0	0
Foreign currency translation adjustments		(4,563)	0	0	0	(4,563)	(4,563)
Comprehensive Income							58,247
Ending balance at Dec. 31, 2010		766,092	736	682,577	89,382	(6,603)
Ending balance (in shares) at Dec. 31, 2010			103,080,000
Net income (loss)	(1,104)	(6,950)	0	0	(6,950)	0	(6,950)
Issuance of ordinary shares upon exercise of options and vesting of restricted shares (in shares)			764,239
Issuance of ordinary shares upon exercise of options and vesting of restricted shares		4,605	5	4,600	0	0
Share-based compensation (in shares)			0
Share-based compensation		15,818	0	15,818	0	0
Foreign currency translation adjustments		(1,661)	0	0	0	(1,661)	(1,661)
Comprehensive Income							(8,611)
Ending balance at Dec. 31, 2011	$ 123,597	777,904	741	702,995	82,432	(8,264)
Ending balance (in shares) at Dec. 31, 2011			103,844,239

CONSOLIDATED STATEMENTS OF CASH FLOWS In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011 USD ($)	Dec. 31, 2011 CNY	Dec. 31, 2010 CNY	Dec. 31, 2009 CNY
Cash flows provided from operating activities:
Net income (loss)	$ (1,104)	(6,950)	62,810	45,079
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Loss on disposals of property and equipment	228	1,432	358	180
Impairment charges	1,016	6,396	2,087	0
Goodwill write-off	42	267	0	0
Depreciation	6,081	38,274	21,288	10,999
Deferred income taxes	(726)	(4,572)	(2,046)	(925)
Change in fair value of forward contracts	117	734	(734)	0
Share-based compensation	2,513	15,818	5,720	0
Changes in other operating assets and liabilities:
Due from related parties	0	0	8,912	851
Inventories	(3,732)	(23,491)	(10,022)	(8,382)
Prepaid rent	(652)	(4,105)	(2,712)	(1,967)
Prepaid expense and other current assets	171	1,077	(9,253)	(3,756)
Deposits for leases	(1,061)	(6,675)	(4,071)	(3,777)
Accounts payable	1,509	9,498	2,898	18,760
Deferred revenue	235	1,479	1,567	1,154
Due to related parties	(89)	(560)	355	(1,806)
Accrued payroll	1,187	7,472	5,403	5,102
Income taxes payable	1,752	11,028	(1,165)	3,272
Deferred rent	1,124	7,073	3,763	3,360
Other liabilities	1,333	8,391	4,640	4,025
Net cash provided by operating activities	9,944	62,586	89,798	72,169
Cash flows provided by (used in) investing activities:
Purchase of property and equipment	(25,275)	(159,081)	(116,792)	(45,820)
Purchase of restaurant operating assets	0	0	0	(4,575)
Proceeds from disposal of property and equipment	151	948	0	0
Purchase of short-term investment	(46,076)	(290,000)	0	0
Withdrawal of short-term investment	15,888	100,000	0	0
Net cash used in investing activities	(55,312)	(348,133)	(116,792)	(50,395)
Cash flows provided by (used in) financing activities:
Distribution to Founders	0	0	0	(3,454)
Dividend paid to Series A convertible preferred shares	0	0	(3,946)	0
Proceeds from early exercise of employee stock options	490	3,085	2,833	0
Proceeds from issuance of ordinary shares	0	0	589,672	0
Ordinary share issuance costs	(142)	(891)	(16,905)	0
Net cash provided by (used in) financing activities:	348	2,194	571,654	(3,454)
Effect of exchange rate on cash and cash equivalents	(268)	(1,684)	(2,772)	(3)
Net increase (decrease) in cash and cash equivalents	(45,288)	(285,037)	541,888	18,317
Cash and cash equivalents, beginning of year	97,330	612,583	70,695	52,378
Cash and cash equivalents, end of year	52,042	327,546	612,583	70,695
Supplemental disclosure of cash flow information:
Income taxes paid	4,995	31,440	17,762	9,264
Supplemental schedule of non-cash investing and financing activities:
Payable for purchase of property and equipment	1,549	9,752	12,317	13,490
Payable of offering expenses	$ 0	0	891	0

Organization and Principal Activities	12 Months Ended
Dec. 31, 2011
Organization and Principal Activities

1. Organization and Principal Activities

Country Style Cooking Restaurant Chain Co., Ltd. (the “Company” or “CSC Cayman”) was registered as an exempted company under the Companies Law of the Cayman Islands on August 14, 2007. The authorized share capital of the Company is $120,000 divided into 120,000,000 shares of par value of $0.001, of which 96,000,000 shares are designated as ordinary shares (“Ordinary Shares”) and 24,000,000 are designated as Series A preferred shares. 53,200,000 Ordinary Shares were issued to Ms. Hong Li and Mr. Xingqiang Zhang (collectively the “Founders”) and 2,800,000 Ordinary Shares were issued to certain minority shareholders. On September 26, 2007, the Company issued 24,000,000 Series A preferred shares to two venture capital investors (collectively the “VC” or “Investors”) for total consideration of RMB 96,949 ($13 million), which accounts for 30% of the total outstanding equity of the Company.

On September 28, 2010, the Company’s ADSs became listed on the New York Stock Exchange under the ticker symbol “CCSC” and issued 23,000,000 ordinary shares to the public. The Company specializes in serving tasty Sichuan-style fast food over the counter in the People’s Republic of China (the “PRC”).

The Company’s consolidated financial statements presented herein include the accounts of the Company and its subsidiaries. In addition, the Founders also owned and operated nine restaurants prior to the establishment of the Company (the “Owned-and-Operated Restaurants”). The Company subsequently purchased the operating assets of these nine restaurants in a series of transactions from the Founders in 2008 and 2009 and such purchases were accounted for as transfer of assets under common control. As the nine Owned-and-Operated restaurants were under common control of the Founders throughout the periods presented, the consolidated financial statements for the periods prior to the acquisition of those nine restaurants were retrospectively restated to incorporate the operating results of the restaurants as if the acquisitions were completed as of the earliest period presented in the consolidated financial statements. The nine Owned-and-Operated restaurants and the Company and its subsidiaries are referred to as the “Group” hereafter.

The consolidated financial statement have been prepared in accordance with the recognition, measurement, disclosure and presentation criteria of accounting principles generally accepted in the United States of America (“U.S. GAAP”). All intercompany transactions and balances have been eliminated. As of December 31, 2011, the Company’s subsidiaries are as follows:

	Place of Incorporation	Date of Incorporation	Percentage of Ownership (%)
Country Style Cooking International Restaurant Chain Group Ltd.	Hong Kong	August 23, 2007	100
Country Style Cooking (Chongqing) Investment Co., Ltd.	Chongqing, PRC	September 24, 2007	100
Chongqing Xinghong Growing Rich Management Co., Ltd.	Chongqing, PRC	March 25, 2008	100
Sichuan Country Style Cooking Restaurant Co., Ltd.	Chengdu, PRC	October 4, 2008	100
Xi’an Country Style Cooking Restaurant Co., Ltd.	Xi’an, PRC	May 19, 2008	100
Changsha Country Style Cooking Restaurant Co., Ltd.	Changsha, PRC	October 4, 2009	100
Shanghai Country Style Cooking Restaurant Co., Ltd.	Shanghai, PRC	September 1, 2009	100
Wuhan Country Style Cooking Restaurant Co., Ltd.	Wuhan, PRC	December 21, 2009	100
Guizhou Country Style Cooking Restaurant Co., Ltd.	Guiyang, PRC	September 26, 2010	100
Beijing Country Style Cooking Restaurant Co., Ltd.	Beijing, PRC	September 27, 2011	100

Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Summary of Significant Accounting Policies

2. Summary of Significant Accounting Policies

Use of Estimates. The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities and long-lived assets and liabilities at the dates of the financial statements. Estimates also affect the reported amounts of revenues and expenses during the reporting periods.

The Group bases its estimates on historical experience and various other factors believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying value of assets and liabilities that are not readily apparent from other sources. Significant items subject to such estimates and assumptions include: useful lives of and impairment of long-lived assets, impairment of goodwill, valuation allowance of deferred tax assets, valuation of financial instruments, valuation of share-based compensation including forfeiture rates of stock options, and lease accounting matters. Actual results could differ from those estimates.

Foreign Currency Translation. The reporting currency of the Group is RMB.

The functional currency of CSC Cayman and Country Style Cooking International Restaurant Chain Group Ltd. (Hong Kong) is the United States dollar (“U.S. dollar”). Monetary assets and liabilities denominated in currencies other than the U.S. dollar are translated into US dollars at the rates of exchange ruling at the balance sheet date. The financial records of the Company’s PRC subsidiaries are maintained in the local currency, Renminbi (“RMB”), which is their functional currency.

Transactions in currencies other than RMB during the year are converted at the applicable rates of exchange prevailing on the day transactions occurred. Transaction gains and losses are recognized in the statements of operations. Assets and liabilities are translated into RMB at the exchange rates at the balance sheet date, equity accounts are translated at historical exchange rates and revenues, expenses, gains and losses are translated using the average rate for the year. Translation adjustments are reported as cumulative translation adjustments and are shown as a separate component of other comprehensive loss in the statement of changes in equity (deficit) and comprehensive income(loss).

Cash and Cash Equivalents. Cash and cash equivalents represent cash on hand and highly-liquid investments with original maturities of three months or less. At December 31, 2010 and 2011, cash equivalents were comprised primarily of bank deposits.

Inventories. Inventories are stated at the lower of cost (first-in, first-out) or market. Inventories are primarily comprised of food and paper.

Short-term Investments. The Group periodically purchases fixed income products from banks for investment purpose and classifies the securities as either held-to-maturity or available-for-sale based on management’s intent and ability to hold the investments until maturity. The investments are normally with less than one-year of maturity and principal protected. Investments classified as held-to-maturity are recorded at amortized cost while those classified as available-for-sale securities are recorded at fair value at the end of reporting period with changes in fair value reported in other comprehensive income.

The investments held at December 31, 2011 were all classified as available-for-sale. The fair value of the investments approximated cost due to their short-term nature and was classified as level 2 measurement within the fair value hierarchy. As such, no fair value change was recorded in other comprehensive income in 2011. The investments held at December 31, 2010 were classified as held-to-maturity.

The Group reviews its investments for other-than-temporary impairment based on the specific identification method and considers available quantitative and qualitative evidence in evaluating potential impairment. If the cost of an investment exceeds the investment’s fair value, the Group considers, among other factors, general market conditions, government economic plans, the duration and the extent to which the fair value of the investment is less than cost and the Group’s the intent to sell the debt security or if it is more-likely-than-not that it will be required to sell the debt security before recovery of its amortized cost basis, in order to determine whether an other-than-temporary impairment has occurred. Additionally, the Group evaluates expected cash flows to be received and determines if credit-related losses on debt securities exist, which are considered to be other-than-temporary, should be recognized in earnings. If the investment’s fair value is less than the cost of an investment and the Group determines the impairment to be other-than-temporary, the Group recognizes an impairment loss based on the fair value of the investment. To date, the Group has not recorded an other-than-temporary impairment.

Property and Equipment. The Group capitalizes all direct costs incurred to construct and substantially improve its restaurants. These costs are depreciated and charged to expense based upon their property classification when placed in service. Property and equipment is recorded at cost less accumulated depreciation. Costs for repair and maintenance activities are expensed as incurred. Depreciation is provided using the straight-line method over the following estimated useful lives:

Buildings	Shorter of 40 years or valid period of property license
Equipment	3 to 5 years
Office furniture and fixtures	3 to 5 years
Leasehold improvements	Shorter of estimated useful life of 5 years or lease term

From January 1, 2011, the Group changed the estimate of the useful lives of buildings from 20 years to the shorter of 40 years or valid period of underlying property’s license. The change represented a change in estimate and was accounted for prospectively with no impact on prior period financial statements. The impact of the change in estimate is a decrease of depreciation expenses by RMB1,612 ($0.3 million) for the year ended December 31, 2011.

Leasehold improvements are depreciated over the shorter of their estimated useful lives or the underlying lease term. In circumstances where an economic penalty would be presumed by the non-exercise of one or more renewal options under the lease, the Group includes those renewal option periods when determining the lease term. For significant leasehold improvements made during the latter part of the lease term, the Group amortizes those improvements over the shorter of their useful life or an extended lease term. The extended lease term would consider the exercise of renewal options if the value of the improvements would imply that an economic penalty would be incurred without the renewal of the option.

Goodwill. Goodwill represents the excess of the cost of an acquisition over the fair value of the identifiable assets less liabilities acquired. Goodwill is tested for impairment annually or more frequently if events or changes in circumstances indicate that it might be impaired. The Group identifies each restaurant as a reporting unit for purpose of goodwill impairment analysis and completes a two-step goodwill impairment test. The first step compares the fair values of each reporting unit to its carrying amount, including goodwill. If the fair value of a reporting unit exceeds its carrying amount, goodwill is not considered to be impaired and the second step will not be required. If the carrying amount of a reporting unit exceeds its fair value, the second step compares the implied fair value of goodwill to the carrying value of a reporting unit’s goodwill. The implied fair value of goodwill is determined in a manner similar to accounting for a business combination with the allocation of the assessed fair value determined in the first step to the assets and liabilities of the reporting unit.

The excess of the fair value of the reporting unit over the amounts assigned to the assets and liabilities is the implied fair value of goodwill. An impairment loss is recognized for any excess in the carrying value of goodwill over the implied fair value of goodwill. There was no goodwill impairment recorded during the years ended December 31, 2009 and 2010. In 2011, the company closed Chongqing Xiji restaurant, as a result, goodwill relating to Xiji restaurant in the amount of RMB267 ($0.04 million) was written off .

Impairment of Long-Lived Assets. Long-lived assets (including amortizable identifiable intangible assets) or asset group is tested for recoverability whenever events or changes in circumstances indicate that its carrying amount may not be recoverable. When such events occur, the Group assesses the recoverability of long-lived assets by determining whether the carrying value of these assets, over their respective remaining lives, can be recovered through undiscounted future operating cash flows. For asset groups, the weighted average remaining useful lives of the assets were used for forecasting the expected undiscounted cash flows. If the sum of the expected undiscounted cash flows is less than the carrying amount of the assets, the Group would recognize an impairment loss based on the fair value of the assets. Impairment is reviewed whenever events or changes in circumstances indicate the carrying amounts of these assets may not be fully recoverable. The impairment loss on long-lived assets recorded was zero, RMB2,087 and RMB6,396 ($1.0 million) during the years ended December 31, 2009, 2010 and 2011, respectively.

Leases. All of the Group’s leases are operating leases. Many of the lease agreements contain rent holidays granted by the landlords for pre-operating renovations, rent escalation clauses and/or contingent rent provisions. Rent expense for leases that contain scheduled rent increases is recognized on a straight-line basis over the lease term, including any option period as well as the rent holidays included in the determination of the lease term. Contingent rentals are generally based upon a percentage of sales or a percentage of sales in excess of stipulated amounts and are not considered minimum rent payments but are recognized when specified levels have been achieved or when management determines that achieving the specified levels during the fiscal year is probable.

Revenue Recognition. Revenues from Group operated restaurants are recognized when payment is tendered at the time of sale. The Group presents sales net of discounts and other sales related taxes.

Income Taxes. Current income taxes are provided for in accordance with the relevant statutory tax laws and regulations. Deferred tax assets and liabilities are based on the difference between the financial statement and tax bases of assets and liabilities as measured by the tax rates that are anticipated to be in effect when those differences reverse. The deferred tax provision generally represents the net change in deferred tax assets and liabilities during the period. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the results of operations in the period that includes the enactment date. A valuation allowance is established when it is necessary to reduce deferred tax assets to amounts for which realization is more likely than not. The Group recognizes the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position.

Pre-opening expenses. The Group’s pre-opening expenses are expensed as incurred and generally include payroll costs associated with opening the new restaurant and other miscellaneous expenses prior to the openings. The Group started to separately monitor and record pre-opening expenses in 2010, prior to which such expenses were recorded in other restaurant operating expenses. In addition, pre-opening expenses were presented as a separate item of “Costs and expenses” from January 1, 2011, prior to which such expense were presented as part of “Restaurant expenses”.

Fair Value of Financial Instruments. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. In determining fair value, a three level hierarchy is established for inputs used in measuring fair value as follows: Level 1 inputs are quoted prices in active markets for identical assets or liabilities; Level 2 inputs are observable for the asset or liability, either directly or indirectly, including quoted prices in active markets for similar assets or liabilities; and Level 3 inputs are unobservable and reflect significant assumptions. The Group’s financial instruments mainly consist of cash and cash equivalents, due from related parties, accounts payable, and foreign-currency forward exchange contracts. The Group purchases foreign-currency forward exchange contracts with contract terms expiring within one year to protect against the adverse effect that exchange rate fluctuations may have on the US dollar denominated IPO proceeds. The foreign-currency forward exchange contracts do not qualify for hedge accounting. They are recorded at fair value at each period end within other current assets, with change in fair value recorded in other income in the consolidated statements of operations. The fair value measurement of foreign-currency forward exchange contracts is considered Level 2 in the fair value hierarchy as major inputs including foreign exchange rates are observable in active markets. The remaining other current assets and liabilities approximate fair value due to their short-term maturity.

Net Income (loss) per Share. The Group has determined that Series A convertible preferred shares are participating securities as they participated in the undistributed earnings on the same basis as the ordinary shares. Accordingly, the Group has used the two-class method of computing earnings per share. Under this method, net income applicable to holders of ordinary shares is allocated on a pro-rata basis to the ordinary and preferred shares to the extent that each class may share in income for the period. Losses are not allocated to the participating securities. The diluted earnings per share is computed using the more dilutive of the two-class method or the if-converted method.

Segment Reporting. ASC Topic 280, Segment Reporting, establishes standards for companies to report information about operating segments in their financial statements. The method of determining what information to report is based on the way the chief operating decision maker (“CODM”) organizes the Group’s operating segments for making operating decisions and assessing financial performance. The CODM is the chief executive officer (“CEO”) of the Group. Information reported to the CEO for the purpose of resources allocation and performance assessment focuses on the nature of the Group’s business activities. Each restaurant is an operating segment and is aggregated into one reportable segment as these restaurants exhibit similar long-term financial performance and have similar economic characteristics. The Group primarily generates its revenues from customers in the PRC. Accordingly, no geographical segments are presented. Substantially all of the Group’s long-lived assets are located in the PRC.

Comprehensive Income (loss). Comprehensive income (loss) includes all changes in equity except those resulting from investment by owners and distribution to owner and is comprised of net income (loss) and foreign currency translation adjustments.

Deferred Revenue and Sales Coupon. The Group sells prepaid vouchers to its customers, which comprises deferred revenue. The revenue is recognized when such prepaid vouchers are used or expired. Unused prepaid vouchers have fixed expiration dates and usually expire at the end of the following calendar year after issuance and are not refundable. Revenues from such vouchers are not material to the Group’s consolidated financial statements.

The Group also issues discount coupons to customers in connection with promotional events. The discount against revenue is recognized when such coupons are used in combination of purchases by the customers.

Related Parties. Parties are considered to be related if one party has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operational decisions. Parties are also considered to be related if they are subject to common control or common significant influence. Related parties may be individuals or corporate entities.

Government Grants. Unrestricted government subsidies from local governmental agencies allowing the Group full discretion to utilize the funds were RMB322, RMB5,347 and RMB5,936 ($0.9 million) for the years ended December 31, 2009, 2010 and 2011, respectively, which were recorded as other income in the consolidated statements of operations.

Translation into United States Dollars. The financial statements of the Group are stated in RMB. Translation of amounts from RMB into U.S. dollars are solely for the convenience of the readers and were calculated at the rate of US$1.00 = RMB6.2939, representing the noon buying rate in the City of New York for cable transfers of Renminbi, as certified for customs purposes by the Federal Reserve Bank of New York on December 30, 2011 (the rate on December 31, 2011 was not available). The translation is not intended to imply that the RMB amounts could have been, or could be, converted, realized or settled into U.S. dollars at that rate on December 31, 2011, or at any other rates.

Recent Accounting Pronouncements.

On May 12, 2011, the FASB issued ASU 2011-04. The ASU is the result of joint efforts by the FASB and IASB to develop a single, converged fair value framework — that is, converged guidance on how (not when) to measure fair value and on what disclosures to provide about fair value measurements. Thus, there are few differences between the ASU and its international counterpart, IFRS 13. While the ASU is largely consistent with existing fair value measurement principles in U.S. GAAP, it expands ASC 820’s existing disclosure requirements for fair value measurements and makes other amendments. Many of these amendments were made to eliminate unnecessary wording differences between U.S. GAAP and IFRSs. However, some could change how the fair value measurement guidance in ASC 820 is applied. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011, for public entities and for annual periods beginning after December 15, 2011, for nonpublic entities. Early adoption is not permitted for public entities. Early adoption is permitted for nonpublic entities, but no earlier than for interim periods beginning after December 15, 2011.Management believes the adoption of ASU 2011-04 will not materially impact the Group.

On June 16, 2011, the FASB issued ASU 2011-05, which revises the manner in which entities present comprehensive income in their financial statements. The new guidance removes the presentation options in ASC 220 and requires entities to report components of comprehensive income in either (1) a continuous statement of comprehensive income or (2) two separate but consecutive statements. The ASU does not change the items that must be reported in other comprehensive income. With the exception of the indefinite deferral of the provisions that require entities to present, in both net income and OCI, adjustments of items that are reclassified from OCI to net income, for public entities, the amendments are effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. For nonpublic entities, the amendments are effective for fiscal years ending after December 15, 2012, and interim and annual periods thereafter. Early adoption is permitted. The amendments do not require incremental disclosures in addition to those required by ASC 250 or any transition guidance. Management believes the adoption of ASU 2011-05 will not materially impact the Group.

On September 15, 2011, the FASB issued ASU 2011-08, which gives entities testing goodwill for impairment the option of performing a qualitative assessment before calculating the fair value of a reporting unit in step 1 of the goodwill impairment test. If entities determine, on the basis of qualitative factors, that the fair value of a reporting unit is more likely than not less than the carrying amount, the two-step impairment test would be required. Otherwise, further testing would not be needed. The ASU is effective for all entities for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. Early adoption is permitted. Management believes the adoption of ASU 2011-08 will not materially impact the Group.

On December 23, 2011, the FASB issued ASU 2011-12, which indefinitely deferred certain provisions of ASU 2011-05 that required entities to present reclassification adjustments out of accumulated other comprehensive income by component in both the statement in which net income is presented and the statement in which other comprehensive income is presented (for both interim and annual financial statements). During the deferral period, entities would be required to comply with all existing requirements for reclassification adjustments in ASC 220. The effective date of ASU 2011-12 is the same as that for the unaffected provisions of ASU 2011-05 Management believes the adoption of ASU 2011-12 will not materially impact the Group.

Property and Equipment, Net	12 Months Ended
Dec. 31, 2011
Property and Equipment, Net

3. Property and Equipment, Net

Property and equipment, net:

	December 31,
	2010	2011
	RMB
Cost:
Buildings	52,321	101,104
Equipment	64,516	101,526
Office furniture and fixtures	9,120	14,239
Leasehold improvements	67,518	131,343
Less: accumulated depreciation	(33,753)	(68,750)
Less: impairment of long lived assets	(1,347)	(3,366)
Construction in progress:	30,324	22,029

	188,699	298,125

Constructions in progress consist of mainly renovations for restaurants under development.

Depreciation expense for all property and equipment for the years ended December 31, 2009, 2010 and 2011 was RMB10,999, RMB21,288 and RMB38,274 ($6.1 million), respectively.

Goodwill	12 Months Ended
Dec. 31, 2011
Goodwill

4. Goodwill

In 2008 and 2009, the Group purchased restaurant operating assets from 24 and 8 restaurants owned and operated by self-employed owners who were not affiliated with the Group, respectively, with a combination of cash and 2,800,000 ordinary shares as consideration. Such restaurant operating assets primarily consisted of used kitchen equipment and miscellaneous furniture and fixtures. The Group accounted for such purchases as business combinations due to the continuity of the revenue generating activities despite the change in management and upgrade in the renovations and services subsequent to the acquisitions. The excess of the total consideration paid over the fair value of the assets assumed was recorded as goodwill which is not tax deductible. No restaurant operating asset purchases occurred in 2010 and 2011. There was no impairment of the goodwill during the years ended December 31, 2009 and 2010. In 2011, the company closed Chongqing Xiji restaurant and the goodwill associated with the Xiji restaurant, which amounted RMB267 ($0.04 million) was written off.

	2009	2010	2011
	RMB
Goodwill as of January 1,	4,878	6,286	6,286

Consideration	3,401	—	—
Fair value of identifiable assets acquired	(1,993)	—	—
Goodwill write-off	—	—	(267)
Goodwill as of December 31	6,286	6,286	6,019

Impairment Charges	12 Months Ended
Dec. 31, 2011
Impairment Charges

5. Impairment Charges

The Group reviews its long-lived assets, principally property and equipment, for impairment at the restaurant level. The Group uses one year of operating losses as the primary indicator of potential impairment for the annual impairment testing of these restaurant assets. If an indicator of impairment exists for any of the assets, an estimate of undiscounted future cash flows over the life of the primary asset for each restaurant is compared to that long-lived asset’s carrying value. If the carrying value is greater than the undiscounted cash flow, the Group then determines the fair value of the asset and if an asset is determined to be impaired, the loss is measured by the excess of the carrying amount of the asset over its fair value.

The Group determined the fair value of the impaired long-lived assets at the restaurant level based on current economic conditions and historical experience. These asset measurements are estimated based on discounted cash flow method using significant unobservable inputs including management forecast of future restaurant sales, and are considered Level 3 in the fair value hierarchy. The Group recorded Nil, RMB2,087 and RMB6,396 ($1.0 million) impairment losses for certain long-lived assets from restaurants that were either not performing strongly or closed during the years ended December 31, 2009, 2010 and 2011, respectively.

Other Current Liabilities	12 Months Ended
Dec. 31, 2011
Other Current Liabilities

6. Other Current Liabilities

	December 31,
	2010	2011
	RMB
Payable for property and equipment	12,317	9,752
Accrued utility costs	3,976	6,198
Other taxes payable	6,639	10,247
Accrued professional fees	1,742	762
Advance receipts from depositary bank	436	471
Deferred Rent-current	424	758
Prepaid subscription-current	1,551	255
Deferred income taxes liability- current	183	—
Outstanding Reimbursement	1,687	3,929
Other	2,058	2,406

	31,013	34,778

Leases	12 Months Ended
Dec. 31, 2011
Leases

7. Leases

Substantially all of the Group’s restaurants are operated under leased properties. All lease contracts are classified as operating leases. The Group does not consider any one of these individual leases material to the Group’s operations. Initial lease terms are generally for five to ten years and, in many cases, provide for the lessee’s renewal options. Certain leases require contingent rent, determined as a percentage of sales as defined by the terms of the applicable lease agreement.

Deferred rent represents the differences between actual rental payments and the recognition of rental expenses on straight-line basis for lease arrangements that contain scheduled escalated lease payments. The deferred rent balance was RMB9,295 and RMB16,368 ($2.6 million) as of December 31, 2010 and 2011, respectively. Such deferred balances are amortized when actual rental payments exceed the straight-line rental expenses in the later portion of the lease terms. The balances of security deposits for leases were RMB10,020 and RMB16,695 ($2.7 million) as of December 31, 2010 and 2011, respectively and are expected to be fully recovered at the end of leases.

(a) Minimum rent commitments under non-cancelable operating leases at December 31, 2011 were as follows:

Years Ending December 31,	RMB
2012	108,892
2013	104,225
2014	101,100
2015	96,443
2016	86,665
Thereafter	182,963

Total minimum lease payments	680,288

(b) Total rent expense on operating leases, including contingent rent, was as follows:

	For Years Ended December 31,
	2009	2010	2011
	RMB
Minimum rent on real property	36,381	62,579	93,811
Contingent rent	2,165	2,790	4,213

Total	38,546	65,369	98,024

Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes

8. Income Taxes

Cayman Islands

Under the current tax laws of the Cayman Islands, the Group and its subsidiaries are not subject to tax on their income or capital gains. In addition, upon payment of dividends by the Group to its shareholders, no Cayman Islands withholding tax will be imposed.

Hong Kong

Country Style Cooking International Restaurant Chain Group Ltd. is subject to a profit tax at the rate of 16.5% on assessable profit determined under relevant Hong Kong tax regulations. The Group’s subsidiaries in Hong Kong did not have assessable profits that were derived in Hong Kong during the years ended December 31, 2009, 2010 and 2011, therefore, no Hong Kong profit tax has been provided for in the years presented.

The PRC

The Group’s subsidiaries in the PRC are subject to Enterprise Income Tax (“EIT”) on the taxable income as reported in their respective statutory financial statements adjusted in accordance with the Enterprise Income Tax Law of the People’s Republic of China (“EIT Law”) approved by the National People’s Congress on March 16, 2007. The EIT Law went into effect as of January 1, 2008, which unified the tax rate generally applicable to both domestic and foreign-invested enterprises in the PRC. The Group’s subsidiaries in the PRC are generally subject to EIT at a statutory rate of 25%. However, Chongqing Xinghong Growing Rich Management Co., Ltd. (“Xinghong”) received approval from local Tax Authority to be classified as “Going West” project. This classification entitles Xinghong to enjoy a preferential EIT rate at 15% for the years from 2008 to 2010.

However, In the second quarter of 2011,the PRC National Audit Office issued a letter stating that several restaurant companies, including Xinghong, should not have been granted preferential tax status in 2009. The Company recognized a one-time additional income tax (“EIT”) of RMB17,769 ($2.8 million), which related to the change in the tax rate applicable Xinghong, from the preferential EIT rate of 15% (the “Preferential Tax Treatment”), to the standard EIT rate of 25%, for each of the three years ended December 31, 2008, 2009 and 2010. Of the total additional EIT, RMB6,406 ($1.0 million) relevant to 2009 was paid during the third quarter of 2011 in accordance with instructions received from the local tax authority.

In February 2012, the State Tax Bureau in Chongqing issued a written notice to the Company which confirmed that Xinghong would be permitted to apply the Preferential Tax Treatment for each of the three years ended December 31, 2008, 2009 and 2010. Further, the local tax authority has refunded the additional EIT of RMB6,406 ($1.0 million) paid by Xinghong. The Company believes the determination by the tax authorities, which represents a reversal of an earlier decision taken, is analogous to a settlement of tax position in a tax examination which is a non-recognized subsequent event and has no impact on the 2011 financials.

According to the PRC Tax Administration and Collection Law, the statute of limitations is three years if the underpayment of income taxes is due to computational errors made by the taxpayer. The statute of limitations will be extended to five years under special circumstances, which are not clearly defined, but an underpayment of income tax liability exceeding RMB100 is specifically listed as a special circumstance. In the case of a transfer pricing related adjustment, the statute of limitations is ten years. There is no statute of limitations in the case of tax evasion. Based on the aforementioned tax law, the Company’s returns are subject to tax examination from 2007 to 2011.

The Group recognizes a tax benefit associated with an uncertain tax position when, in our judgment, it is more likely than not that the position will be sustained upon examination by a taxing authority. For a tax position that meets the more-likely-than-not recognition threshold, we initially and subsequently measure the tax benefit as the largest amount that we judge to have a greater than 50% likelihood of being realized upon ultimate settlement with a taxing authority. Our liability associated with unrecognized tax benefits is adjusted periodically due to changing circumstances, such as the progress of tax audits, case law developments and new or emerging legislation. Such adjustments are recognized entirely in the period in which they are identified. Our effective tax rate includes the net impact of changes in the liability for unrecognized tax benefits and subsequent adjustments as considered appropriate by management.

The Groups classifies interest and penalties recognized on the liability for unrecognized tax benefits as income tax expenses. The Group made its assessment of the level of tax authority for each uncertain tax position (including the potential application of interest and penalties) based on the technical merits, and measured the unrecognized tax benefits associated with the tax positions. The Group did not have any unrecognized tax benefits as of December 31, 2009, 2010 and 2011. The Group does not anticipate that unrecognized tax benefits will significantly increase within the next twelve months. The Group will classify interest and penalties associated with taxes as income tax expense if any. The Group had no such charges for the years ended December 31, 2009, 2010 and 2011.

Upon the EIT Law and Implementation Regulations, PRC withholding income tax is applicable from January 1, 2008 to dividends to be payable by the Group’s PRC operating subsidiaries based on their profits generated from 2008 onwards to investors that are “non-PRC tax resident enterprises”, which do not have an establishment or place of business in the PRC, or which have such establishment or place of business but the relevant income is not effectively connected with the establishment or place of business, to the extent such dividends have their sources within the PRC. Under such circumstances, dividends distributed from the PRC subsidiaries based on the profits generated from 2008 onwards to non-PRC tax resident group entities shall be subject to the withholding income tax at 10% or a lower tax rate, as applicable. Pursuant to the Double Taxation Arrangement between the PRC and Hong Kong, a company being the Hong Kong tax resident shall be eligible for a reduced withholding tax rate of 5% on dividends where the Hong Kong company directly owns at least 25% of the capital of the PRC company which pays the dividends and meets the conditions of beneficial owner.

The PRC subsidiaries declared dividend for the earnings of year 2008 in year 2009 amount to RMB6,800 from its undistributed earnings and incurred a payment of RMB680 on withholding taxes. The Group did not accrue deferred tax liabilities related to withholding tax for the earnings in its PRC subsidiaries for 2009, 2010 and 2011, as the Group plans to indefinitely reinvest undistributed profits earned after December 31, 2008 from its PRC subsidiaries.

The current and deferred portions of income tax expense included in the consolidated statements of operations and comprehensive income are as follows:

	Year Ended December 31,
	2009	2010	2011
	RMB
Current	(12,557)	(16,597)	(42,467)
Deferred	2,638	5,462	10,172
Change in valuation allowance	(1,713)	(3,416)	(5,600)

Total	(11,632)	(14,551)	(37,895)

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amount used for income tax purposes. The components of deferred income tax assets and liabilities at December 31, 2010 and 2011 were as follows:

	December 31,
	2010	2011
	RMB (000’)
Deferred tax assets:
Net operating loss carry forward	4,829	9,191
Deferred rent	2,842	5,817
Accrued payroll and other expense	994	2,917
FA impairment	337	841
Other	106	331
Valuation allowance	(5,402)	(11,002)

Total deferred tax assets	3,706	8,095

Deferred tax assets are analyzed as:
Current	639	3,216
Non-current	3,067	4,879

Total deferred tax assets	3,706	8,095

Deferred tax liabilities:
Foreign-currency forward exchange contracts	(183)	—

Total deferred tax liabilities—current	(183)	—

As of December 31, 2011, the Group had tax loss carry forwards of RMB36,765 ($5.8 million) which will expire between 2012 and 2016 if not used.

The Group considers positive and negative evidence to determine whether some portion or all of the deferred tax assets will more likely than not be realized. This assessment considers, among other matters, the nature, frequency and severity of recent losses, forecasts of future profitability, the duration of statutory carry-forward periods, the Group’s experience with tax attributes expiring unused and tax planning alternatives. Valuation allowances have been established for deferred tax assets based on a more likely than not threshold. The Group’s ability to realize deferred tax assets depends on its ability to generate sufficient taxable income within the carry-forward periods provided for in the tax law. The Group has considered the following possible sources of taxable income when assessing the realization of deferred tax assets:

•	Future reversals of existing taxable temporary differences;

•	Further taxable income exclusive of reversing temporary differences and carry forwards;

•	Future taxable income arising from implementing tax planning strategies.

The Group also considers historical operating results to the assessment. At December 31, 2010 and 2011, the Group had a valuation allowance of RMB5,402 and RMB11,002 ($1.7 million),respectively, against net deferred tax assets primarily due to net operating loss carry forwards where realization of the related deferred tax asset amounts was not likely, and, to a lesser degree, deferred rent and long-lived assets impairment.

The Group’s effective tax rates were 20.5%, 18.8% and 122.5% for the years ended December 31, 2009, 2010 and 2011, respectively. A reconciliation of the PRC statutory tax rate to the effective tax rate for the years ended December 31, 2009, 2010 and 2011 was as follows:

	2009	2010	2011
PRC statutory tax rate	25.0%	25.0%	25.0%
Effect of different tax rate of Group entities operating in other jurisdictions or under different tax status	2.8%	1.3%	15.0%
Tax effect of non-deductible expenses, net	0.4%	(0.3)%	6.5%
Effect of tax holidays	(11.9)%	(11.7)%	—
Withholding tax on dividends	1.2%	—	—
Effect of change in valuation allowance	3.0%	4.4%	18.1%
One time tax levy	—	—	57.4%
Others	—	0.1%	0.5%

Effective EIT rate	20.5%	18.8%	122.5%

The aggregate amount and per share effect of the tax holiday are as follows:

	2009	2010	2011
	RMB except per share amounts
The aggregate dollar effect	6,730	9,031	—
Per share effect — basic	0.08	0.11	—
Per share effect — diluted	0.08	0.10	—

Related Party Transactions and Balances	12 Months Ended
Dec. 31, 2011
Related Party Transactions and Balances

9. Related Party Transactions and Balances

The Group purchased RMB3,300 food materials in 2009 from Mr. Dehong Chen, one of the shareholders of the Group. The Group had no transactions with Mr. Chen in 2010 or 2011 and no amount was payable to Mr. Chen as of December 31, 2011.

During 2009 ,2010 and 2011, the Group leased certain properties from the Founders for office space and restaurant operations and incurred rental expenses for these facilities of RMB1,497, RMB960 and RMB960, respectively. As of December 31, 2011, no amounts were payable to the Founders in relation to these leases.

In December 2009, the Group purchased commercial property from Mr. Xingqiang Zhang, one of the Founders, for office space and restaurant operations totaling RMB12,000, which was settled in 2010. As of December 31, 2011, no amounts were payable to Mr. Zhang in relation to the purchase of commercial property.

	2010	2011
	RMB
Related party balances
Amounts due from related parties
— Shareholders and key management personnel	100	100
Amounts due to related parties
— Shareholders and key management personnel	560	—

Amounts due from related parties were mainly comprised of reimbursement from one of the founders which was settled in February 2012. Amounts due from and to related parties are unsecured, interest-free and have no fixed repayment terms.

Preferred shares	12 Months Ended
Dec. 31, 2011
Preferred shares

10. Preferred shares

On September 26, 2007, the Company issued 24,000,000 Series A convertible preferred shares (“Series A Shares”) to two strategic venture capital investors, SIG China Investments One, Ltd., (“SIG”) and Sequoia Capital China II, L.P. (“Sequoia”) (collectively, the “VC” or “Investors”) at $0.5417 per share for total consideration of $13,000,000 which accounts for 30% of the total outstanding equity of the Company. SIG and Sequoia each subscribed 12,000,000 shares of Series A Shares. Effective with the Company’s initial public offering on September 28, 2010, the 24,000,000 Series A converted into ordinary shares according to the conversion term as described below.

The key terms of Series A Shares are as follows:

Conversion

Each Series A Share shall be convertible, at the option of the holder thereof, at any time after the original issue date into such number of fully paid and non assessable ordinary shares as determined by dividing the original issue price by the conversion price in effect at the time of conversion. The conversion price for each Series A Share shall initially be equal to the subscription price ($0.5417 per share), i.e., the initial conversion ratio between Series A Shares and ordinary shares shall be 1:1.

The Series A Shares shall automatically convert into ordinary shares at the then effective conversion price upon (i) a qualified Initial Public Offering (“IPO”), or (ii) the date specified by written consent of the holders of at least 50% of all outstanding Series A Shares. A qualified IPO refers to the closing of the Company’s first firm commitment, underwritten public offering of its ordinary shares on an internationally recognized securities exchange resulting in (i) aggregate proceeds to the Company of at least $60 million before deduction of underwriters’ commissions and expenses, and (ii) a market capitalization of the Company immediately after such offering of at least $300 million, and (iii) such offering shall be acceptable to the holders of a majority of the outstanding Series A Shares. The conversion prices of the Series A Shares are subject to anti-dilution adjustments and in the event the Company issues ordinary shares at a price per share lower than the applicable conversion price in effect immediately prior to such issuance.

The Company has determined that the conversion option do not qualify an embedded derivative to be bifurcated and accounted for separately from the preferred shares. In addition, there was no beneficial conversion feature (“BCF”) attributable to the Series A Shares as the effective conversion price was greater than the fair value of the ordinary shares on the commitment date. The Company will reevaluate whether a BCF is required to be recorded upon the modification to the effective conversion price of the Series A Shares, if any.

Voting right

The holder of each Series A Share shall be entitled to cast the number of votes equal to the number of ordinary shares into which such Series A Shares could be converted as of the record date for determining shareholders entitled to vote on such matters at any general meeting.

Dividend

No dividends or other distributions (whether in cash, in property, or in shares of the Company) shall be made or declared with respect to any other class or series of shares of the Company unless at the same time an equivalent dividend is declared or paid on all outstanding Series A Shares on an if-converted basis.

Liquidation Preference

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, or another deemed liquidation event. A deemed liquidation event includes a change in control and the sale, transfer or disposition of all or substantially all of the assets of the Company, and an enactment of new PRC government policies, laws or regulations that prohibit non-PRC entities from investing in, holding or disposing of any securities of the Company, or substantially prohibit the Company from carrying on its businesses. The Series A Shareholders shall be entitled to receive an amount equal to 100% of the original issue price of each Series A Share plus all accrued or declared but unpaid dividends thereon.

Drag-along Rights

At any time after the expiry of the 60th month from closing, if the Company shall not have undergone an IPO or sale of the Company, and (i) the shareholders holding a majority of the Series A Shares, and (ii) the shareholders holding a majority of the Ordinary Shares may cause a compulsory sale of the Company at a minimum price equal to $200 million to a third party purchaser. If the holders of a majority of the Series A Shares approve a sale of the Company pursuant to this provision but the holders of a majority of the ordinary shares do not so approve, the holders of the Series A Shares shall have the right to sell all their Series A Shares to the holders of the ordinary shares pro rata at the price contemplated by third party purchaser of the Company in such proposed sale of the Company.

The cash proceeds, net of issuance costs of RMB 666, were recorded as the initial carrying value of the Series A Shares. Prior to the conversion into ordinary shares, the Series A shares were classified as mezzanine equity in the consolidated balance sheets as the shares are redeemable upon the occurrence of certain event outside the control of the Company.

Mainland China Contribution Plan And Profit Appropriation	12 Months Ended
Dec. 31, 2011
Mainland China Contribution Plan And Profit Appropriation

11. Mainland China Contribution Plan And Profit Appropriation

Full time employees of the Group in the PRC participate in a government-mandated multi-employer defined contribution plan pursuant to which certain pension benefits, medical care, unemployment insurance, employee housing fund and other welfare benefits are provided to employees. PRC labor regulations require the Group to accrue for these benefits based on a certain percentage of the employees’ salaries. The total monthly contributions for such employee benefits were RMB22,553, RMB30,528 and RMB39,347 ($6.3 million) for the years ended December 31, 2009, 2010 and 2011, respectively. The Group has no ongoing obligation to its employees subsequent to its contributions to the PRC plan.

Restricted Net Assets	12 Months Ended
Dec. 31, 2011
Restricted Net Assets

12. Restricted Net Assets

Pursuant to laws applicable to entities incorporated in the PRC, the subsidiaries of the Group in the PRC must make appropriations from after-tax profit to non-distributable reserve funds. These reserve funds include one or more of the following: (i) a general reserve, (ii) an enterprise expansion fund and (iii) a staff bonus and welfare fund. Subject to certain cumulative limits, the general reserve fund requires annual appropriation of 10% of after tax profit (as determined under accounting principles generally accepted in the PRC at each year end) until the accumulative amount of such reserve fund reaches 50% of their registered capital; the other fund appropriations are at the subsidiaries’ discretion. These reserve funds can only be used for specific purposes of enterprise expansion and staff bonus and welfare and are not distributable as cash dividends. The amounts of reserve funds as of December 31, 2010 and 2011 were RMB26,831 and RMB36,390 ($5.8 million), respectively. In addition, due to restrictions on the distribution of share capital from the Group’s PRC subsidiaries, the PRC subsidiaries share capital of RMB603,466 ($95.9 million) at December 31, 2011 is also considered restricted and not available for distribution to the Company by its PRC subsidiaries in the form of dividends, loans or advances.

Dividend and Distributions	12 Months Ended
Dec. 31, 2011
Dividend and Distributions

13. Dividend and Distributions

Dividends are recognized when declared. In 2009, the Group declared dividends in respect of 2008 earnings to Series A preferred shareholders totaling RMB3,946. The allocation basis of the dividends being distributed to the Series A preferred shareholders is based on the number of shares in issue of 24,000,000 as at December 31, 2008. No dividend was declared in 2010 and 2011.

All net earnings arising from the operations of the 9 Owned-and-Operated restaurants prior to their acquisition were distributed to the Founders amounting to approximately RMB2,436 and RMB3,454 during the years ended December 31, 2008 and 2009, respectively, and are recorded as distributions to Founders in the consolidated financial statements. This portion of earnings was not available to the ordinary shareholders.

Net Income (loss) Per Share	12 Months Ended
Dec. 31, 2011
Net Income (loss) Per Share

14. Net Income (loss) Per Share

The Group has used the two-class method of computing earnings per share for 2009 and 2010 as its Series A convertible preferred shares participate in undistributed earnings on the same basis as the ordinary shares. Under this method, net income applicable to holders of ordinary shares is allocated on a pro-rata basis to the ordinary and preferred shares to the extent that each class may share in income for the period had it been distributed. Losses are not allocated to the participating securities. Diluted earnings per share are computed using the more dilutive of (a) the two-class method or (b) the if-converted method.

The following table is a reconciliation of the net income and share amounts used in the calculation of basic net income per share and diluted net income per share:

	Year Ended December 31,
	2009	2010	2011
	RMB except share amounts and per share amounts
Basic net income (loss) per share:
Consolidated net income (loss)	45,079	62,810	(6,950)
Less: Distribution to Founders	(3,454)	—	—
Dividend on Series A convertible preferred shares	(3,946)	—	—
Amounts allocated to preferred shares for participating rights to dividends	(11,303)	(12,987)	—

Net income (loss) attributable to ordinary shareholders — basic	26,376	49,823	(6,950)
Weighted average ordinary shares outstanding — basic	56,000,000	68,124,712	103,584,061

Net income (loss) per share — basic	0.47	0.73	(0.07)

Diluted net income (loss) per share:
Net income (loss) attributable to ordinary shareholders — basic	26,376	49,823	(6,950)
Amounts allocated to preferred shares for participating rights to dividends	11,303	—	—

Net income (loss) attributable to ordinary shareholders — diluted	37,679	49,823	(6,950)

Weighted average ordinary shares outstanding — basic	56,000,000	68,124,712	103,584,016

Preferred shares	24,000,000	—	—

Options	—	2,379,082	—

Weighted average ordinary shares outstanding — diluted	80,000,000	70,503,794	103,584,016

Net income (loss) per share — diluted	0.47	0.71	(0.07)

For the year ended December 31, 2010 and 2011, the following securities were not included in the computation of diluted earnings per share as their effects would have been anti-dilutive:

	2010	2011
Series A preferred shares	24,000,000	—
Shares issuable upon the assumed exercise of options or vesting of restricted shares	130,000	7,459,463

Share-based Compensation	12 Months Ended
Dec. 31, 2011
Share-based Compensation

15. Share-based Compensation

Under the Share Incentive Plan (the “Option Plan”), the Group may offer incentive awards to employees, officers, directors and consultants or advisors (the “Participants”) including the issuance of options to the Participants to purchase not more than 7,720,000 ordinary shares. In August 2011, the Group increased maximum aggregate number of ordinary shares which may be issued pursuant to the Option Plan from 7,720,000 to 10,000,000. Generally options granted to the employees vest over a requisite service period of five years with 10 year contractual term. Generally, the options allocated to the first year in the service period are vested on the first anniversary of the grant date with the remaining options vesting ratably over the following years in the requisite service period. For example, options with a 5-year vesting period will have 20% vested on the first anniversary of the grant date with the remaining 80% vested ratably over the following 48 months. As of December 31, 2011, options to purchase 6,712,946 ordinary shares and 746,517 non-vested restricted shares were outstanding and options to purchase 1,696,298 ordinary shares were available for future grants under the Option Plan.

The Group records share-based compensation based on the grant date fair value of the award and recognizes the cost as an expense over the grantee’s requisite service period. The share-based compensation expenses have been categorized as either restaurant wages and related expenses, or selling, general and administrative expense depending on the job functions of the grantees.

The share-based compensation has been classified as follows for the year ended December 31, 2010 and 2011:

	2010	2011
Restaurant wages and related expenses	1,498	3,351
Selling, general and administrative	4,222	12,467

Total	5,720	15,818

The weighted-average grant date fair value for options granted during the year ended December 31, 2009, 2010 and 2011 was Nil, RMB 7.97 and RMB 10.36 ($1.6), computed using the binomial option pricing model. The binomial model requires the input of highly subjective assumptions including the fair value of the Group’s ordinary shares, the expected stock price volatility and the expected price multiple at which employees are likely to exercise stock options. The Group uses historical data to estimate forfeiture rate. Expected volatilities are based on the average volatility of comparable companies over a time period commensurate with the expected life of the option. The risk-free rate for periods within the contractual life of the option is based on the U.S. Treasury yield curve in effect at the time of grant.

Prior to the public offering, when estimating the fair value of its ordinary shares, the Group utilized appropriate valuation methodologies, including the discounted cash flow approach, which incorporates certain assumptions including the financial results and growth trends of the Group, to derive the total equity value of the Group. The valuation model allocated the equity value between the ordinary shares and the preference shares and determined the fair value of the ordinary shares based on the option pricing model under the enterprise value allocation method. Under this method, the ordinary shares have value only if the funds available for distribution to shareholders exceed the value of the liquidation preference at the time of a liquidity event.

The fair values of stock options were estimated using the following significant assumptions:

	2010	2011
Suboptimal exercise factor	2.5	2.0 to 2.5
Risk-free interest rate	3.50% to 4.60%	2.97% to 4.41%
Volatility	43.10% to 46.73%	41.0% to 42.0%
Dividend yield	—	—
Life of option	10 years	10 years

A summary of option activities under the Option Plan for the year ended December 31, 2011 is presented below:

	Number of Options	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term	Aggregate Intrinsic Value of Options
		US$		US$
Outstanding, as of January 1, 2011	3,946,200	1.14	9.1 years
Granted	4,303,250	3.19	—	—
Conversion to restricted shares	(803,000)	5.38	—	—
Cancellation and termination	(281,748)	1.00	—	—
Exercised	(451,756)	1.06	—	—

Outstanding, as of December 31, 2011	6,712,946	1.92	8.8 years	2,548

Vested and expected to vest as of December 31, 2011	6,116,547	1.99	8.9 years	2,108

Options exercisable at December 31,2011	780,099	1.74	8.6 years	396

As of December 31, 2011, there was RMB40,422 ($6.1 million) in total unrecognized compensation expense related to unvested share-based compensation arrangements granted under the option plan, which is expected to be recognized over a weighted-average period of 2.00 years. The total intrinsic value of options exercised during the years ended December 31, 2009, 2010 and 2011 was Nil, Nil, and RMB 7,710($1.2 million) respectively.

The following table summarized the Group’s non-vested restricted shares activity for the year ended December 31, 2011:

		Weighted-Average Grant Date
		Fair Value
		US$
Non-vested restricted shares outstanding at January 1, 2011	545,000	1.43
Granted	266,400	2.96
Granted to replace existing options	321,200	6.39
Vested	(312,483)	1.44
Cancellation and termination	(73,600)	6.15

Non-vested restricted shares outstanding at December 31, 2011	746,517	3.65

The fair value of non-vested restricted shares was computed based on the fair value of the Group’s ordinary shares on the grant date. The total fair value of restricted shares vested during the year ended December 31, 2009, 2010 and 2011 was Nil, RMB3,046 and RMB9,022 ($1.4 million), respectively.

As of December 31, 2011 there was RMB14,471 ($2.2 million) in total unrecognized compensation expense related to such non-vested restricted shares, which is expected to be recognized over a weighted-average period of 2.02 years.

Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events

16. Subsequent Events

In the first quarter of 2012, 1,335,000 shares of options (equivalent to 333,750 ADS) were granted to executive and non-executive employees with an exercise price of USD2.635 per share and USD2.52 per share, respectively, of which 45,000 options will vest in three month after the grant date, 56,250 options will vest in six months after the grant date, 230,000 options will vest on the first anniversary of the grant date, and the remaining 1,003,750 shares will vest in equal amounts in the following one to four years.

In February 2012, the State Tax Bureau in Chongqing issued a written notice to the Company which confirmed that Xinghong would be permitted to apply the Preferential Tax Treatment for each of the three years ended December 31, 2008, 2009 and 2010. Further, the local tax authority refunded the additional EIT of RMB6,406 ($1.0 million) paid by the Company in 2011 in connection with the initial notice reversing the original determination as discussed in Note 8. The Company believes this determination by the tax authorities, which represents a reversal of an earlier decision taken, is analogous to a settlement of tax position in a tax examination which is a non-recognized subsequent event. The additional EIT expense relating to 2009 of RMB6,406 ($1.0 million) and the additional EIT liability relating to 2008 and 2010 of RMB11,363 ($1.8 million) will be reversed in the quarter ending March 31, 2012.

SCHEDULE I - CONDENSED FINANCIAL INFORMATION OF COUNTRY STYLE COOKING RESTAURANT CHAIN CO., LTD	12 Months Ended
Dec. 31, 2011
SCHEDULE I - CONDENSED FINANCIAL INFORMATION OF COUNTRY STYLE COOKING RESTAURANT CHAIN CO., LTD

COUNTRY STYLE COOKING RESTAURANT CHAIN CO., LTD.

SCHEDULE I — CONDENSED FINANCIAL INFORMATION OF COUNTRY STYLE

COOKING RESTAURANT CHAIN CO., LTD

(PARENT COMPANY ONLY)

CONDENSED BALANCE SHEETS

	December 31,
	2010	2011
	(In thousands of RMB except share and per share amounts)
ASSETS
Cash and cash equivalents	241	32,617
Due from subsidiaries	32,185	1,438
Prepaid expenses and other current assets	3,991	1,874
Investment in subsidiaries	746,124	757,465

Total assets	782,541	793,394

LIABILITIES AND EQUITY
Due to subsidiaries	8,322	8,368
Prepaid subscription	2,229	646
Accrued expenses	5,070	5,302

Total liabilities	15,621	14,316

Equity:
Ordinary shares, par value $.001, 1,000,000,000 shares authorized, 103,032,000 and 103,844,239 shares issued and outstanding as of December 31, 2010 and 2011, respectively	736	741
Additional paid-in capital	682,577	702,995
Retained earnings	89,382	82,432
Accumulated other comprehensive loss	(5,775)	(7,090)

Total equity	766,920	779,078

Total liabilities and equity	782,541	793,394

COUNTRY STYLE COOKING RESTAURANT CHAIN CO., LTD.

SCHEDULE I — CONDENSED FINANCIAL INFORMATION OF COUNTRY STYLE

COOKING RESTAURANT CHAIN CO., LTD.

(PARENT COMPANY ONLY)

CONDENSED STATEMENTS OF OPERATIONS

	Year Ended December 31,
	2009	2010	2011
	(In thousands of RMB)
Operating costs and expenses	(120)	(6,441)	(19,685)

Loss from operations	(120)	(6,441)	(19,685)
Other income	3	1,899	1,127
Investment income from subsidiaries	41,742	67,352	11,608

Net income(loss) attributable to Country Style Cooking Restaurant Chain Co., Ltd.	41,625	62,810	(6,950)
Dividend on Series A convertible preferred shares	(3,946)	—	—

Net income(loss) attributable to ordinary shareholders	37,679	62,810	(6,950)

COUNTRY STYLE COOKING RESTAURANT CHAIN CO., LTD.

SCHEDULE I — CONDENSED FINANCIAL INFORMATION OF COUNTRY STYLE

COOKING RESTAURANT CHAIN CO., LTD.

(PARENT COMPANY ONLY)

CONDENSED STATEMENTS OF OPERATIONS

	Year Ended December 31,
	2009	2010	2011
	(In thousands of RMB)
Cash flows from operating activities:
Net income (loss) attributable to Country Style Cooking Restaurant Chain Co., Ltd.	41,625	62,810	(6,950)
Investment income from subsidiaries	(41,742)	(67,352)	(11,608)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Share-based compensation	—	5,720	15,818
Decrease (Increase) in due from subsidiaries	(10)	(32,156)	30,747
Increase in due to subsidiaries	—	8,146	46
Decrease (Increase) in prepaid expenses and other current assets	(1,900)	(2,091)	2,117
Decrease in accrued liability	2,000	1,874	1,124

Net cash Provided by (used in) operating activities	(27)	(23,049)	31,294

Cash flows from investing activities:
Investment in subsidiaries	—	(546,606)	—

Net cash used in investing activities	—	(546,606)	—

Cash flows from financing activities:
Dividend paid to Series A	—	(3,946)	—
Proceeds from early exercise of employee stock options	—	2,833	3,085
Proceeds from issuance of ordinary shares	—	589,672	—
Ordinary share issuance costs	—	(16,905)	(891)

Net cash provided by financing activities	—	571,654	2,194

Effect of exchange rate change	(3)	(1,858)	(1,112)

Net increase (decrease) in cash and cash equivalents	(30)	141	32,376
Cash and cash equivalents, beginning of year	130	100	241

Cash and cash equivalents, end of year	100	241	32,617

Note to Schedule I

Schedule I has been provided pursuant to the requirements of Rule 12004(a) and 50040(c) of Regulation S-X, which require condensed financial information as to the financial position, change in financial position and results of operations of a parent company as of the same dates and for the same periods for which audited consolidated financial statements have been presented when the restricted net assets of consolidated subsidiaries exceed 25 percent of consolidated net assets as of the end of the most recently completed fiscal year.

The condensed financial information has been prepared using the same accounting policies as set out in the accompanying consolidated financial statements except that the equity method has been used to account for investments in its subsidiaries.

Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted. The footnote disclosures contain supplemental information relating to the operations of the Group and, as such, these statements should be read in conjunction with the notes to the consolidated financial statements of the Group.